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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report - May 19, 2003

                              PREMIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     1-15513                 23-2921058
---------------------------        ----------------       ----------------------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                   Number)           Identification Number)



         379 North Main Street
        Doylestown, Pennsylvania                                  18901
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number including area code:            (215) 345-5100
                                                              --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On May 8, 2003, Premier Bancorp, Inc.'s Board of Directors approved an amendment to Article III, Section 2 of the Registrant's Amended and Restated Bylaws. A copy of the amended provision of Article III of the Registrant's Bylaws is attached hereto as Exhibit 3(ii).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits:

                           3(ii)    Amended Article III, Section 2 to the
                                    Registrant's Amended and Restated Bylaws.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREMIER BANCORP, INC.
                                            (Registrant)

May 19, 2003                                       /s/ John C. Soffronoff
                                            ------------------------------------
                                            John C. Soffronoff, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)
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                                  EXHIBIT INDEX



        Exhibit                                                      Page Number
        -------                                                      -----------
         3(ii)          Amended Article III, Section 2 to the             5
                        Registrant's Amended and Restated Bylaws.